                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                                       of
                      the Securities Exchange Act of 1934


                         Date of Report:  July 17, 1996



                         BankUnited Financial Corporation
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    Florida                        5-43936                        65-0377773
- ---------------          ---------------------------         ------------------
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


               255 Alhambra Circle, Coral Gables, Florida  33134
               -------------------------------------------------
              (Address of principal executive offices)  (ZIP Code)



      Registrant's telephone number, including area code:  (305) 569-2000





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Item 5.  Other Events.

                 Attached hereto as Exhibit 20.1 is a press release regarding BankUnited Financial Corporation's agreement to acquire Suncoast Savings and Loan Association, FSA.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BANKUNITED FINANCIAL CORPORATION


                                        By: /s/ Samuel A. Milne
                                           ----------------------------------
                                           Samuel A. Milne
                                             Senior Vice President and
                                             Chief Financial Officer


Dated:  July 17, 1996


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                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                               INDEX TO EXHIBITS


                                                                                                   Sequentially
Exhibit                                                                                              Numbered
  No.                                                                                                  Page
- -------                                                                                            ------------
 20.1      Press Release regarding BankUnited Financial Corporation's agreement
           to acquire Suncoast Savings and Loan Association, FSA  . . . . . . .                        4



FORM-8K.





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